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An update regarding new Democratized Prime lending pool

Figure Markets <no-reply@email.figuremarkets.com> Thu, Sep 18 at 13:50
Reply-To: <support@figuremarkets.com>

FIGURE | Markets

Hi there,

You may have received an email from us about a new Democratized Prime lending pool for Crypto-Backed Loans (CBL). We're excited to share this new Democratized Prime lending pool with you, and we want to ensure you have the correct information. **You can earn up to 7.5% APR lending against the new CBL pool**.

Please keep in mind that the previously shared APR of 8.5% was sent in error and does not apply.

What is Democratized Prime?

With Democratized Prime, you can lend like a bank for the first time ever. Lend against real, cash-flowing assets and earn interest with hourly withdrawals available. Choose your own risk and interest profile and start earning today. Here's how it works:

1. **Choose a lending pool**: Find a lending pool for an asset you hold that matches your risk and interest profile.

2. **Make an offer**: Place an offer to lend an asset into a lending pool at a competitive yield.
3. **Earn yields**: You will accrue interest every hour for assets that are successfully accepted by borrowers.

Learn more

DISCLAIMER:
The rate referenced is not guaranteed and subject to change as new offers are placed. Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.

Investing in cryptocurrencies involves significant risks. Cryptocurrency trading is not available in NY. Please click here for risk disclosures on investing and trading in cryptocurrencies.

Participation in Democratized Prime Crypto-Backed Loan pool is exclusively conducted using YLDS. YLDS must be purchased prior to participating in the lending pool. No other tokens or currencies (including USD or USDC) can be used for lending in this pool.

Investment products: Not FDIC Insured, No Bank Guarantee, May Lose Value.

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. As a subsidiary of Figure Markets Holdings, Inc., FCC is (absent exclusion or exemption) required to comply with certain limits on its activity, including investment and/or trading limitations on its portfolio and other limitations under applicable banking and securities laws. FCC is not a bank, and the securities it offers are not deposits or obligations of, or backed or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The Certificates are not an insurance company product, an equity investment, or an investment in a money market mutual fund. FCC's qualified assets on deposit may exceed the deposit amounts required by applicable regulations. If there are losses on FCC's assets, FCC may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC's assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extension risk. You could lose money by investing in the Stablecoin. Although the Stablecoins seeks to preserve the value of your investment at $0.01 per share, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates Figure Certificate Company Prospectus available here. More information about YLDS and FCC can be found here. Figure Payments Corporation offers self-directed investors and traders cryptocurrency services. It is neither licensed with the SEC or the CFTC nor is it a Member of NFA. Figure Payments Corporation's NMLS ID number is 2033432, and is located at 100 West Liberty Street, Suite

Figure Certificate Company, Figure Payments Corporation, Figure Markets Credit LLC, Figure Markets, Inc., and Figure Lending LLC are each wholly owned subsidiaries of Figure Technology Solutions, Inc. NOTE FOR INVESTORS: When applying for, accounts, subscriptions, products and services, it is important that you know which company you will be dealing with.

FIGURE | Markets

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